Exhibit (b)(iii)

Azul S.A.

As of January 5, 2026

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Attention: Teresa Loureiro-Stein

Re:	Azul Chapter 11 Equitization Partial Entitlement - Restricted ADS Series Supplement - Common Shares: (CUSIP No.: 05501U973)

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement (Common Shares), dated as of January 5, 2026, as amended and supplemented from time to time (as so amended and supplemented from time to time, the “Deposit Agreement”), by and among Azul S.A., a company organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement (Common Shares), dated as of January 5, 2026 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary entered into pursuant to Section 2.14 of the Deposit Agreement, and (iii) the Letter Agreement, dated as of January 5, 2026 (the “Chapter 11 Plan Letter Agreement”), by and between the Company and the Depositary, entered into in connection with the Joint Chapter 11 Plan of Reorganization of the Company and its debtor affiliates, as amended from time to time (the “Chapter 11 Plan”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement or in the Chapter 11 Plan Letter Agreement.

As contemplated in the Restricted ADS Letter Agreement and the Chapter 11 Plan Letter Agreement, the Company desires, and the Depositary agrees, to establish procedures to accommodate the issuance and delivery of Designated Restricted ADSs (as defined in Section 1 below) upon the terms of this Chapter 11 Equitization Partial Entitlement - Restricted ADS Series Supplement – Common Shares (the “Equitization RADS Series Supplement”), provided that (a) the terms of deposit contemplated in the Chapter 11 Plan Letter Agreement and this Equitization RADS Series Supplement of the designated “Partial Entitlement Shares” and “Restricted Securities” (each as defined in the Deposit Agreement) for Designated Restricted ADSs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented as set forth in this Equitization RADS Series Supplement for purpose of the issuance of the Designated Restricted ADSs.

The purpose and intent of this Equitization RADS Series Supplement is to supplement the Deposit Agreement and the Restricted ADS Letter Agreement for the purpose of accommodating (i) the issuance of Designated Restricted ADSs to the Restricted Holders listed on Schedule 1 attached hereto, (ii) the transfer or cancellation of such Designated Restricted ADSs, and (iii) certain ancillary transactions further described below, in each case to implement the transactions contemplated in the Chapter 11 Plan Letter Agreement.

The Company has informed the Depositary in the Chapter 11 Plan Letter Agreement that (i) pursuant to the Chapter 11 Plan, (A) holders of 1L Notes Claims and the holders of 2L Notes Claims (each as defined in the Chapter 11 Plan Letter Agreement and hereinafter used as so defined) agreed that the Shares to be issued to the Creditors’ Entities (as defined in the Chapter 11 Plan Letter Agreement and hereinafter used as so defined) as part of the Equitization Offer (as defined in the Chapter 11 Plan Letter Agreement and hereinafter used as so defined), (B) and holders of Convertible Debentures (as defined in the Chapter 11 Plan Letter Agreement and hereinafter used as so defined) agreed that the Shares to be issued to them upon conversion of their Convertible Debentures will be subject to lock-up (the “Lock-Up Agreement”) prohibiting the transfer of Azul shares (except for certain transfers required as a result of a change in law), and (ii) (A) prior to the Liquidation of the Creditors’ Entities (as defined in the Chapter 11 Plan Letter Agreement), the Creditors’ Entities, and (B) holders of Convertible Debentures will each be required to sign and deliver to the Company powers of attorney (each, a “Management PoA”) in favor of the Company’s management authorizing the holders of the Management PoAs to vote the Azul shares held by the Creditors’ Entities and the holders of Convertible Debentures in favor of the restructuring of the Company as contemplated in the Chapter 11 Plan. As a result of the Lock-Up Agreement and the Management PoAs, the Shares to be deposited pursuant to the Chapter 11 Plan Letter Agreement will be considered “Partial Entitlement Shares” (as defined in the Deposit Agreement and hereinafter used as so defined) and “Restricted Securities” (as defined in the Deposit Agreement and hereinafter used as so defined), and consequently, the ADSs to be issued to the Creditors’ Entities and the applicable holders of Convertible Debentures who convert their Convertible Debentures pursuant to the Chapter 11 Plan Letter Agreement will need to be issued as “Partial Entitlement ADSs” and “Restricted ADSs” (each, as defined in the Deposit Agreement and hereinafter used as so defined).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement and the RADS Letter Agreement, as follows:

1.  Depositary Procedures. The Company hereby consents, under Sections 2.3, 2.12 and 2.14 of the Deposit Agreement, to (i) the deposit, from time to time, by each Restricted Holder listed on Schedule 1 attached hereto of up to the number of “Partial Entitlement Shares” that are also “Restricted Securities” specified therein and on the applicable Standard Consent and Delivery Instruction (as defined in the Restricted ADS Letter Agreement) delivered to the Depositary pursuant to this Equitization RADS Series Supplement, and (ii) the issuance and delivery by the Depositary of the corresponding number of ADSs that are Partial Entitlement ADSs and Restricted ADSs in respect thereof in the form of Uncertificated ADSs, upon the terms set forth in Section 2.13 of the Deposit Agreement, as supplemented by the Restricted ADS Letter Agreement and this Equitization RADS Series Supplement, to the Restricted Holders or their respective designees. The Partial Entitlement - Restricted ADSs described in the immediately preceding sentence and the Partial Entitlement - Restricted Shares represented thereby are referred to herein as the “Designated Restricted ADSs” and the “Designated Shares”, respectively. The Depositary shall (unless otherwise agreed by the Company and the Depositary in writing) cause the Designated Restricted ADSs issued upon the deposit of the Designated Shares to be separately identified on the books of the Depositary under the applicable CUSIP No. In connection with each deposit of Designated Shares by a Restricted Holder and request for issuance of Designated Restricted ADSs, the Company shall deliver to the Depositary for each Restricted Holder a duly completed and signed Standard Consent and Delivery Instruction – Restricted Holder (as defined in the Restricted ADS Letter Agreement) attached hereto as Exhibit A. For the avoidance of doubt, whilst the Company consents to the aforementioned deposits of Shares herein, there is no assurance that the relevant Restricted Holder will deposit such Designated Shares for the issuance of any such Designated Restricted ADSs.

In furtherance of the foregoing, the Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by the Restricted ADS Letter Agreement and this Equitization RADS Series Supplement, to (i) establish procedures to enable the deposit of the Designated Shares with the Custodian by each Restricted Holder listed on Schedule 1 attached hereto as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance and delivery by the Depositary to the Restricted Holders of the corresponding Designated Restricted ADSs issued under the terms of the Restricted ADS Letter Agreement as supplemented by this Equitization RADS Series Supplement upon deposit of such Designated Shares, and (ii) deliver an account statement (the “Account Statement”) to the relevant Restricted Holder listed on Schedule 1 attached hereto upon the issuance of the relevant Designated Restricted ADSs, in each case upon the terms set forth herein and in the Restricted ADS Letter Agreement. Nothing contained in the Restricted ADS Letter Agreement or this Equitization RADS Series Supplement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares described herein for deposit under the terms hereof.

2.  Stop Transfer Notation and Legend. The books of the Depositary shall identify the Designated Restricted ADSs as “restricted” and “partial entitlement” and shall contain a “stop transfer” notation to that effect and any other additional legends that Company and the Depositary deem necessary. The Account Statements to be sent by the Depositary to the Restricted Holders upon the issuance of Designated Restricted ADSs shall contain a legend substantially in the form of the following legend:

THE PARTIAL ENTITLEMENT - RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) REGISTERED IN YOUR NAME OR ON YOUR BEHALF OR OTHERWISE CREDITED TO YOUR OR YOUR NOMINEE’S ACCOUNT AND THE UNDERLYING PARTIAL ENTITLEMENT - RESTRICTED SHARES (“RESTRICTED SHARES”) OF AZUL S.A. (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF (X) A RESTRICTED ADS LETTER AGREEMENT, DATED AS OF JANUARY 5, 2026 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”), (Y) THE DEPOSIT AGREEMENT, DATED AS OF JANUARY 5, 2026, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”) AND (Z) THE EQUITIZATION RESTRICTED ADS SERIES SUPPLEMENT, DATED AS OF JANUARY 5, 2026 (THE “EQUITIZATION RADS SERIES SUPPLEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE EQUITIZATION RADS SERIES SUPPLEMENT, OR IF NOT DEFINED THEREIN, IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED IN THE EQUITIZATION RADS SERIES SUPPLEMENT OR THE RESTRICTED ADS LETTER AGREEMENT, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT AS SUPPLEMENTED AND AMENDED BY THE EQUITIZATION RADS SERIES SUPPLEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE RESTRICTED ADSs AND THE RESTRICTED SHARES REPRESENTED THEREBY WERE SUBJECT TO A “LOCK-UP AGREEMENT” AND “MANAGEMENT PoAs” (EACH AS DEFINED IN THE EQUITIZATION RADS SUPPLEMENT), AND AS A RESULT, THE RESTRICTED ADSs ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND CANCELLATION. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, CITIBANK, N.A., IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”) MAY REQUIRE THAT IT BE FURNISHED WITH EVIDENCE REASONABLY SATISFACTORY TO THE DEPOSITARY TO THE EFFECT THAT THE CONTRACTUAL RESTRICTIONS ON TRANSFER HAVE LAPSED OR HAVE BEEN WAIVED AND THE RADSs ARE NO LONGER “RESTRICTED SECURITIES” (AS DEFINED IN THE DEPOSIT AGREEMENT).

PRIOR TO THE TRANSFER OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A TRANSFER CERTIFICATION AND INSTRUCTION LETTER IN THE FORM ATTACHED TO THE EQUITIZATION RADS SERIES SUPPLEMENT. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE EQUITIZATION RADS SERIES SUPPLEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN, IN THE RESTRICTED ADS LETTER AGREEMENT AND IN THE EQUITIZATION RADS SERIES SUPPLEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE EQUITIZATION RADS SERIES SUPPLEMENT OR IF NOT SET FORTH THEREIN, AS SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. A COPY OF THE DEPOSIT AGREEMENT, OF THE RESTRICTED ADS LETTER AGREEMENT AND OF THE EQUITIZATION RADS SERIES SUPPLEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

3.  Limitations on Transfer of Designated Restricted ADSs. The Designated Restricted ADSs shall be transferable by the Restricted Holder thereof as Designated Restricted ADSs only upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement and payment of the applicable fees, taxes and expenses otherwise payable in connection with the transfer of ADSs under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement, and this Equitization RADS Series Supplement; (ii) a duly completed, signed and medallion-guaranteed transfer certification from the transferring Restricted Holder substantially in the form attached hereto as Exhibit B (each, a “Transfer Certification”) in lieu of the Standard Transfer Certification specified in the Restricted ADS Letter Agreement; (iii) such other certificates, instruments, or documents as may be provided in this Equitization RADS Series Supplement; and (iv) such other documents as may reasonably be requested by the Depositary under the terms of the Restricted ADS Letter Agreement and this Equitization RADS Series Supplement in connection with the transfer of the Designated Restricted ADSs. For avoidance of doubt, the terms of this Section 3 amend and restate the terms of Section 5 (Limitations on Transfer of Restricted ADSs) of the Restricted ADS Letter Agreement solely as to the Designated Restricted ADSs contemplated in this Equitization RADS Series Supplement.

4.  Limitations On Cancellation of Designated Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Shares or cancel any Designated Restricted ADSs for the purpose of withdrawing the underlying Shares unless (i) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), including, without limitation, payment to the Depositary of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and this Equitization RADS Series Supplement in connection with the cancellation of ADSs and withdrawal of Deposited Securities; (ii) the Depositary shall have received from the person who requested a withdrawal of the Restricted Shares a duly completed and signed withdrawal certification substantially in the form attached hereto as Exhibit C (each, a “Withdrawal Certification”) in lieu of the Standard Withdrawal Certification specified in the Restricted ADS Letter Agreement; (iii) such other certificates, instruments, or documents as may be provided in this Equitization RADS Series Supplement; and (iv) such other documents as may reasonably be requested by the Depositary under the terms hereof or in this Equitization RADS Series Supplement. For avoidance of doubt, the terms of this Section 4 amend and restate the terms of Section 6 (Limitations on Cancellation of Restricted ADSs) of the Restricted ADS Letter Agreement solely as to the Designated Restricted ADSs contemplated in this Equitization RADS Series Supplement.

5.  Removal of Restrictions. The Depositary shall remove all stop transfer notations from its records in respect of the Designated Restricted ADSs and shall treat such Designated Restricted ADSs on the same terms as the freely transferable ADSs outstanding under the terms of the Deposit Agreement upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of such specified Designated Restricted ADSs and to treat such Designated Restricted ADSs on the same terms as the freely transferable ADSs outstanding under the terms of the Deposit Agreement and written confirmations from the Company, inter alia, that each of the Lock-Up Agreement and the Management PoAs have terminated and that none of the holders are (or have, in the preceding 3 months, been) ‘affiliates’ of the Company; and (y) the satisfaction of such other conditions and the delivery and execution of such other certificates, instruments, or documents contemplated by in this Equitization RADS Series Supplement. Upon receipt of such instructions, opinion of counsel, certificates, instruments, and other documents, and payment of the applicable fees, taxes and expenses, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Designated Restricted ADSs and the freely transferable ADSs outstanding under the terms of the Deposit Agreement, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Restricted ADSs, and (b) making the formerly Designated Restricted ADSs eligible for inclusion in the applicable book-entry settlement system. For avoidance of doubt, the terms of this Section 5 amend and restate the terms of Section 9 (Removal of Restrictions) of the Restricted ADS Letter Agreement solely as to the Designated Restricted ADSs contemplated in the Equitization RADS Series Supplement.

6.  Representations and Warranties. The Company hereby represents and warrants as of the date hereof that (a) the deposit from time to time of Designated Shares by the Company, or by, for, or on behalf of, Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (b) all approvals required by the laws of the Federative Republic of Brazil to permit the deposit of Designated Shares under the Deposit Agreement, the Restricted ADS Letter Agreement and this Equitization RADS Series Supplement have been, obtained, (c) none of the terms of this Equitization RADS Series Supplement and none of the transactions contemplated in this Equitization RADS Series Supplement violate any court judgment or order issued against the Company or any material contract to which it is a party, (d) the Designated Shares being deposited for the purpose of the issuance of Designated Restricted ADSs in accordance with the Chapter 11 Plan are validly issued, fully paid and non-assessable, free and clear of any lien, encumbrance, security interest, charge, mortgage, adverse claim, or preemptive rights of the holders of outstanding Shares, and free from any transfer and/or voting restrictions (other than the contractual restrictions on transfer set forth in the Lock-Up Agreement), (e) the Designated Shares are of the same class as, and rank pari passu and will be fully fungible with, the other Shares on deposit under the Deposit Agreement (other than the Management PoA), and (f) to the knowledge of the Company based on written representations of the relevant Restricted Holder, each Restricted Holder of the Designated Restricted ADSs specified on Schedule 1 attached hereto was the beneficial owner of the specified Designated Shares and will be the Beneficial Owner of the corresponding Designated Restricted ADSs immediately following the deposit of the Designated Shares and issuance and delivery of the corresponding Designated Restricted ADSs. Such representations and warranties shall survive each deposit of Designated Shares, each delivery, cancellation and conversion of Unrestricted ADSs, and each issuance of Designated Restricted ADSs hereunder.

7.  Opinion Coverage. The Company shall at the time of execution of this Equitization RADS Series Supplement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) assuming its due authorization, execution and delivery, this Equitization RADS Series Supplement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (ii) the deposit of Designated Shares by the Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, do not require registration of the Designated Shares under the Securities Act, and (B) its Brazilian counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Equitization RADS Series Supplement, (ii) this Equitization RADS Series Supplement constitutes a legal, valid and binding obligation of the Company under the laws of the Federative Republic of Brazil enforceable against the Company upon its terms, (iii) all approvals required by the laws of the Federative Republic of Brazil to permit the entry by the Company into this Equitization RADS Series Supplement have been obtained, (iv) the terms of this Equitization RADS Series Supplement and the transactions contemplated by this Equitization RADS Series Supplement do not contravene or conflict with any existing laws of the Federative Republic of Brazil of general application, (v) all approvals required by the laws of the Federative Republic of Brazil to permit the deposit of Designated Shares under the Deposit Agreement, the Restricted ADS Letter Agreement and this Equitization RADS Series Supplement have been obtained, (vi) the Designated Shares being deposited for the purpose of the issuance of Designated Restricted ADSs have been validly issued, are fully paid and non-assessable, free and clear of any lien, encumbrance, security interest, charge, mortgage, adverse claim, or preemptive rights of the holders of outstanding Shares, and free from any transfer and/or voting restrictions (other than the contractual restrictions on transfer set forth in the Lock-Up Agreement), and (vi) the Designated Shares are of the same class as, and rank pari passu and will be fully fungible with, the other Shares on deposit under the Deposit Agreement (other than the Management PoA).

8.  Mutatis Mutandis. The Company and the Depositary hereby agree that the following provisions of the Restricted ADS Letter Agreement shall apply to this Equitization RADS Series Supplement, mutatis mutandis, as if they had been fully set forth herein: (i) the first paragraph of Section 2 – Company Assistance, (ii) Section 3 – Limitations on Issuance of Restricted ADSs, (iii) Section 7 – Fungibility, (iv) Section 8 – Limitations On Exchange of Restricted ADSs for Freely Transferrable ADSs, (v) Section 11 – Indemnity, (vi) Section 12 – Fractional Shares and ADSs, (vii) Section 13 – Governing Law and Jurisdiction, (viii) Section 14 – Limited Depositary Obligation, (ix) Section 15 – Parties; Amendment; Assignment, and (x) Section 16 – F-6 Registration Statement. For the avoidance of doubt, to the extent Designated Restricted ADSs are issued under and pursuant to the terms of this Equitization RADS Series Supplement, the above referenced provisions set forth in the Restricted ADS Letter Agreement shall apply to such Designated Restricted ADSs and the transactions contemplated herein, except to the extent specifically modified herein. For avoidance of doubt, the terms of Section 5 (Limitations on Transfer of Restricted ADSs), Section 6 (Limitations on Cancellation of Restricted ADSs) and Section 9 (Removal of Restrictions) of the Restricted ADS Letter Agreement are amended and restated solely as to the Designated Restricted ADSs contemplated in the Equitization RADS Series Supplement by the corresponding Sections 3, 4 and 5 of this Equitization RADS Series.

9.  Depositary Fees. Without limitation of any fees, costs and expenses otherwise payable by the Restricted Holder(s) pursuant to the Deposit Agreement (some of which fees payable to the Depositary under the Deposit Agreement may be cumulative), and subject to any other agreements between the Company and the Depositary with respect to the manner in which, and the amount of, the fees payable to the Depositary hereunder are paid, the Company and the Depositary agree that the Restricted Holder(s) (or the Company, if the Company and the Depositary have agreed otherwise) shall pay to the Depositary: (i) any and all fees, costs and expenses payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and this Equitization RADS Series Supplement, and (ii) all costs and expenses (including all related legal fees) incurred by or on behalf of the Depositary, in each case in connection with the transactions contemplated herein.

10.  Miscellaneous. The parties hereto agree to duly execute and deliver, or cause to be duly executed and delivered, such further documents and instruments and do and cause to be done such further acts, as may be reasonably requested by the other party in order to implement the terms and provisions of this Equitization RADS Series Supplement and to effectuate the purpose and intent hereof.

11.  Original Restricted ADS Letter Agreement. The Company and the Depositary hereby agree that the terms set forth in this Equitization RADS Series Supplement shall apply only to the Designated Restricted ADSs and not to Restricted ADSs pursuant to any other RADS Series Supplement(s). Accordingly, only Holders and Beneficial Owners of the Designated Restricted ADSs issued pursuant to this Equitization RADS Series Supplement shall be subject to all of the terms and conditions of, the Restricted ADS Letter Agreement and this Equitization RADS Series Supplement in all respects.

[Remainder of page intentionally left blank. Signature page to follow.]

This Equitization RADS Series Supplement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Equitization RADS Series Supplement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

Azul, S.A.

By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: Chief Executive Officer

Citibank, N.a., as Depositary

By:	/s/ Keith Galfo
Name: Keith Galfo
Title: Vice President

Schedule 1

For the avoidance of doubt, this Schedule 1 is confidential and the Holders are not permitted to receive a copy of this Schedule 1 unless directed in writing by the Company.

Restricted Holder Name	Restricted Shares	Restricted ADSs	U.S. Person or Non-U.S. Person	Name, Address, E-mail Address, and Tax Identification of Registered Holder of Restricted ADSs	Restricted Holder’s Custodian in Brazil	Restricted Holder’s Custodial Account Number in Brazil	Contact Name and Phone Number at Restricted Holder’s Custodian in Brazil

  Schedule - 1

Exhibit A

_____________________

STANDARD CONSENT AND DELIVERY INSTRUCTION – RESTRICTED HOLDER
_____________________

[Date]

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Attn	Account Management
Teresa.Loureirostein@citi.com
Frank.Vivero@citi.com
Keith.Galfo@citi.com
Leslie.DeLuca@citi.com
Joseph.Connor@citi.com
James3.Lee@citi.com

Azul S.A. – Chapter 11 Equitization Partial Entitlement - Restricted ADS Series Supplement - Common Shares (CUSIP No.: 05501U973)

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement (Common Shares), dated as of January 5, 2026, as amended and supplemented from time to time (as so amended and supplemented, the “Deposit Agreement”), by and among Azul S.A., a company organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement (Common Shares), dated as of January 5, 2026 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the Chapter 11 Equitization Restricted ADS Series Supplement (Common Shares), dated as of January 5, 2026 by and between the Company and the Depositary (the “Equitization RADS Series Supplement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement or in the Equitization RADS Series Supplement.

The undersigned holder of Restricted Shares (as defined in the Restricted ADS Letter Agreement) (the “Restricted Holder”) hereby advises the Depositary and the Company of its intent to deposit, or to cause to be deposited on its behalf, the Restricted Shares specified in Schedule I hereto and requests the issuance by the Depositary of the corresponding Restricted ADSs (as defined in the Restricted ADS Letter Agreement) in the form of Uncertificated ADSs subject to the terms and conditions of the Deposit Agreement, the Restricted ADS Letter Agreement and the Equitization RADS Series Supplement. The Company hereby consents to the deposit of the specified Restricted Shares and the issuance of the corresponding Restricted ADSs.

Exhibit A-1

The Restricted Holder hereby represents and warrants to the Depositary that (a) the Restricted Shares being deposited for the purpose of the issuance of Restricted ADSs are free and clear of any lien, encumbrance, security interest, charge, mortgage, adverse claim, or preemptive rights of the holders of outstanding Shares (other than the Lock-Up Agreement and the PoAs, each as defined in the Equitization RADS Series Supplement), (b) the specified Restricted Holder of the Restricted ADSs specified on Schedule I hereto is the beneficial owner of the specified Restricted Shares and will be the Beneficial Owner of the corresponding Restricted ADSs immediately following the deposit of the Restricted Shares and issuance and delivery of the corresponding Restricted ADSs, and (c) none of the transactions contemplated herein violate any court judgment or order issued against the Restricted Holder or any material contract to which it is a party. The Restricted Holder hereby acknowledges that the Restricted ADSs cannot be cancelled for delivery of the Restricted Shares until such Restricted Shares have been delivered to the Custodian in accordance with the B3’s customary share settlement procedures.

The Restricted Holder agrees to be bound by the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the Equitization RADS Series Supplement upon acceptance of the specified Restricted ADSs.

Each of the Restricted Holder and the Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the Equitization RADS Series Supplement upon the deposit of Shares and issuance of ADSs, has been made to the Depositary or relevant tax authority (as appropriate) or is being made concurrently herewith.

If any of the above acknowledgements, agreements, certifications, instructions, representations or warranties are false or incorrect in any way, (x) the Depositary and the Company shall be authorized, at the cost and expense of the undersigned, to take any and all actions necessary to correct the consequences thereof, and (y) the undersigned shall indemnify and hold harmless the Depositary and its agents for any and all losses, liabilities, costs, expenses (including, without limitation, fees and expenses of counsel), claims, damages and taxes of any kind, incurred as a result thereof.

Each of the Restricted Holder and the Company has caused this Standard Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

[Restricted Holder]

By:
Name:
Title:

Consented to: Azul S.A.

By:
Name:
Title:

Exhibit A-2

Schedule I

Restricted Shares	Restricted ADSs	U.S. Person or Non-U.S. Person	Name, Address, E-mail Address, and Tax Identification	Custodian in Brazil	Custodial Account Number in Brazil	Contact Name and Phone Number at Custodian in Brazil

Exhibit A-3

Exhibit B

_____________________

TRANSFER CERTIFICATION

_____________________

[Date]

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Attn	Account Management
Teresa.Loureirostein@citi.com
Frank.Vivero@citi.com
Keith.Galfo@citi.com
Leslie.DeLuca@citi.com
Joseph.Connor@citi.com
James3.Lee@citi.com

Azul S.A. - Chapter 11 Equitization Partial Entitlement - Restricted ADSs - Common Shares (CUSIP No.: 05501U973)

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement (Common Shares), dated as of January 5, 2026, as amended and supplemented from time to time (as amended and supplemented from time to time, the “Deposit Agreement”), by and among Azul S.A., a company organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement (Common Shares), dated as of January 5, 2026 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the Chapter 11 Equitization Restricted ADS Series Supplement (Common Shares), dated as of January 5, 2026, by and between the Company and the Depositary (the “Equitization RADS Series Supplement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement or the Equitization RADS Series Supplement.

Exhibit B-1

In connection with the transfer of the Partial Entitlement - Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Restricted Holder certifies that:

(Check applicable items below)

Transfer prior to Lapse of Restrictions:

___	(a)	The transferee is a party to or bound by a Lock-Up Agreement applicable to the Surrendered Restricted ADSs.

AND

___	(b)	The transferee has duly signed and delivered a Management PoA.

If both of the items above are not checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take a Restricted ADSs identical to the Surrendered Restricted ADSs presented for transfer and subject to the same restrictions on transfer set forth in the Equitization RADS Series Supplement.

Transfer after Lapse of Restrictions:

___	(a)	The Lock-Up Agreement has expired.

AND

___	(b)	The Management PoA has expired.

If both of the items above are not checked, the Depositary shall not be obligated to transfer the Restricted ADSs surrendered herewith.

The undersigned hereby instructs the Depositary to transfer the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and transferred pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The transferor confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the Equitization RADS Series Supplement is being made to the Depositary concurrently herewith.

If any of the above acknowledgements, agreements, certifications, instructions, representations or warranties are false or incorrect in any way, (x) the Depositary and the Company shall be authorized, at the cost and expense of the undersigned, to take any and all actions necessary to correct the consequences thereof, and (y) the undersigned shall indemnify and hold harmless the Depositary and its agents for any and all losses, liabilities, costs, expenses (including, without limitation, fees and expenses of counsel), claims, damages and taxes of any kind, incurred as a result thereof.

[Signature page on following page]

Exhibit B-2

[RESTRICTED HOLDER]

By:
Name:
Title:

Exhibit B-3

Schedule I

The ________ Restricted ADSs are hereby surrendered for transfer by the following person(s):

Name of Owner:

Social Security Number or Taxpayer Identification Number of Owner:

Account Number of Owner:

Street Address:

City, State, and Country:

Date:

The ________ Restricted ADSs are to be issued in the name of, and delivered to, the following person(s) in the form of Uncertificated ADSs:

Name of Transferee:

Street Address:

City, State, and Country:

Nationality:

Social Security or Tax Identification Number:

Exhibit B-4

MEDALLION GUARANTEE
Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee: ___________________________________________________________________

Authorized Signature of Officer: ___________________________________________________________________

Title of Officer Signing This Guarantee: _____________________________________________________________

Address: ______________________________________________________________________________________

_____________________________________________________________________________________________

Area Code and Telephone Number: _________________________________________________________________

Dated: ________________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exhibit B-5

Exhibit C

_____________________

WITHDRAWAL CERTIFICATION

_____________________

[Date]

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Attn	Account Management
Teresa.Loureirostein@citi.com
Frank.Vivero@citi.com
Keith.Galfo@citi.com
Leslie.DeLuca@citi.com
Joseph.Connor@citi.com
James3.Lee@citi.com

Azul S.A. - Chapter 11 Equitization Partial Entitlement - Restricted ADSs - Common Shares (CUSIP No.: 05501U973)

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement (Common Shares), dated as of January 5, 2026, as amended and supplemented from time to time (as amended and supplemented from time to time, the “Deposit Agreement”), by and among Azul S.A., a company organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement (Common Shares), dated as of January 5, 2026 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the Chapter 11 Equitization Restricted ADS Series Supplement (Common Shares), dated as of January 5, 2026, by and between the Company and the Depositary (the “Equitization RADS Series Supplement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement or in the Equitization RADS Series Supplement.

Exhibit C-1

This Withdrawal Certification is being furnished in connection with the withdrawal of Shares upon surrender of Designated Restricted ADSs to the Depositary.

(Check applicable items below)

Cancellation and Withdrawal prior to Lapse of Restrictions:

___	(a)	The transferee is a party to or bound by a Lock-Up Agreement applicable to the Surrendered Restricted ADSs and the Restricted Shares represented thereby.

AND

___	(b)	The transferee has duly signed and delivered a Management PoA.

If both of the items above are not checked, the Depositary shall not be obligated to cancel the Restricted ADSs surrendered herewith.

Cancellation and Withdrawal after Lapse of Restrictions:

___	(a)	The Lock-Up Agreement has expired.

AND

___	(b)	The Management PoA has expired.

If both of the items above are not checked, the Depositary shall not be obligated to cancel the Restricted ADSs surrendered herewith.

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the Equitization RADS Series Supplement in connection the cancellation of Restricted ADSs and the withdrawal of the corresponding Shares is being made to the Depositary concurrently herewith.

If any of the above acknowledgements, agreements, certifications, instructions, representations or warranties are false or incorrect in any way, (x) the Depositary and the Company shall be authorized, at the cost and expense of the undersigned, to take any and all actions necessary to correct the consequences thereof, and (y) the undersigned shall indemnify and hold harmless the Depositary and its agents for any and all losses, liabilities, costs, expenses (including, without limitation, fees and expenses of counsel), claims, damages and taxes of any kind, incurred as a result thereof.

Exhibit C-2

Name of Owner:

Social Security Number or Taxpayer Identification Number of Owner:

Account Number of Owner:

Number of Restricted ADSs to be cancelled:

Delivery Information for delivery of Shares
Represented by Restricted ADSs to
be cancelled:

Date:

Signature of Owner:
(Identify Title if Acting in Representative
Capacity)

Exhibit C-3